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EXHIBIT 4.2

SEE RESTRICTIVE LEGEND ON REVERSE SIDE HEREOF

A Delaware Corporation

NUMBER **		SHARES **

UNITEDGLOBALCOM, INC. CLASS B COMMON STOCK Shares are with $.01 par value

This Certifies that            is the owner of                        Shares of the Capital Stock of

UnitedGlobalCom, Inc.	Fully Paid and Non-Assessable

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

        In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this        day of                        A.D.

Senior Vice President	Assistant Secretary

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A FOUNDERS AGREEMENT (NEW UNITED), DATED AS OF JANUARY 30, 2002, COPIES OF WHICH ARE AVAILABLE FROM UNITEDGLOBALCOM, INC. UPON REQUEST, AND ANY SALE, PLEDGE, HYPOTHECATION, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF SUCH SECURITIES IS SUBJECT TO THE PROVISIONS OF SUCH FOUNDERS AGREEMENT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT AND A VOTING AGREEMENT, EACH DATED AS OF JANUARY 30, 2002, COPIES OF WHICH ARE AVAILABLE FROM UNITEDGLOBALCOM, INC. UPON REQUEST, AND ANY SALE, PLEDGE, HYPOTHECATION, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF SUCH SECURITIES IS SUBJECT TO SUCH STOCKHOLDERS AGREEMENT AND VOTING AGREEMENT.

CERTIFICATE
FOR

SHARES

OF

CAPITAL STOCK

ISSUED TO

DATED

For Value Received, hereby sell, assign and transfer

unto

Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

In presence of

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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  EXHIBIT 4.2